UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2022

QUIDELORTHO CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.

Stockholder Proposals and Director Nominations for the 2023 Annual Meeting of Stockholders
As previously disclosed, Quidel Corporation (“Quidel”) held a special meeting of stockholders on May 16, 2022 to, among other things, approve the business combination of Quidel and Ortho Clinical Diagnostics Holdings plc and elect directors (in lieu of an annual meeting). In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Amended and Restated Bylaws (the “Bylaws”) of QuidelOrtho Corporation (“QuidelOrtho”), QuidelOrtho, as successor registrant to Quidel, has determined the deadlines for stockholder proposals and director nominations for its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) as follows:
Rule 14a-8 Stockholder Proposal Deadline. Stockholders who wish to submit proposals for inclusion in QuidelOrtho’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must send such proposals to the Secretary at 9975 Summers Ridge Road, San Diego, California 92121. Such proposals must be received by QuidelOrtho as of the close of business (6:00 p.m. Pacific Time) on December 12, 2022. Such proposals must comply with Rule 14a-8 of the Exchange Act and if they fail to meet such requirements, QuidelOrtho may not include them in its proxy statement.
Deadline for Other Business. As set forth in the Bylaws, if a stockholder intends to make a nomination for director election or present a proposal for other business (other than pursuant to Rule 14a-8 of the Exchange Act) at the Annual Meeting, the stockholder’s notice must be received by the Secretary at the address set forth above no earlier than January 16, 2023 and no later than the close of business (6:00 p.m. Pacific Time) on February 15, 2023. Any such director nomination or stockholder proposal must be a proper matter for stockholder action and must comply with the terms and conditions set forth in the Bylaws.
Any such notices or proposals must comply with, and contain all of the information required by, applicable laws and regulations and, as applicable, the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2022

QUIDELORTHO CORPORATION

By:	/s/ Phillip S. Askim
Name:	Phillip S. Askim
Its:	Secretary